Exhibit 99.1

Business Update Barclays Capital 2010 CEO Energy/Power Conference September 14-15, 2010 David E. Meador Executive Vice President and CFOSteven E. Kurmas President & COO, Detroit Edison

Safe Harbor Statement The information contained herein is as of the date of this presentation. Many factors may impact forward-looking statements including, but not limited to, the following: economic conditions resulting in changes in demand, customer conservation and increased thefts of electricity and gas; changes in the economic and financial viability of our customers, suppliers, and trading counterparties, and the continued ability of such parties to perform their obligations to the Company; economic climate and population growth or decline in the geographic areas where we do business; high levels of uncollectible accounts receivable; access to capital markets and capital market conditions and the results of other financing efforts which can be affected by credit agency ratings; instability in capital markets which could impact availability of short and long-term financing; the timing and extent of changes in interest rates; the level of borrowings; the potential for losses on investments, including nuclear decommissioning and benefit plan assets and the related increases in future expense and contributions; the potential for increased costs or delays in completion of significant construction projects; the effects of weather and other natural phenomena on operations and sales to customers, and purchases from suppliers; environmental issues, laws, regulations, and the increasing costs of remediation and compliance, including actual and potential new federal and state requirements that include or could include carbon and more stringent mercury emission controls, a renewable portfolio standard, energy efficiency mandates, a carbon tax or cap and trade structure and ash landfill regulations; nuclear regulations and operations associated with nuclear facilities; impact of electric and gas utility restructuring in Michigan, including legislative amendments and Customer Choice programs; employee relations and the impact of collective bargaining agreements; unplanned outages; changes in the cost and availability of coal and other raw materials, purchased power and natural gas; volatility in the short-term natural gas storage markets impacting third-party storage revenues; cost reduction efforts and the maximization of plant and distribution system performance; the effects of competition; the uncertainties of successful exploration of gas shale resources and challenges in estimating gas reserves with certainty; impact of regulation by the FERC, MPSC, NRC and other applicable governmental proceedings and regulations, including any associated impact on rate structures; changes in and application of federal, state and local tax laws and their interpretations, including the Internal Revenue Code, regulations, rulings, court proceedings and audits; the amount and timing of cost recovery allowed as a result of regulatory proceedings, related appeals or new legislation; the cost of protecting assets against, or damage due to, terrorism or cyber attacks; the availability, cost, coverage and terms of insurance and stability of insurance providers; changes in and application of accounting standards and financial reporting regulations; changes in federal or state laws and their interpretation with respect to regulation, energy policy and other business issues; and binding arbitration, litigation and related appeals. New factors emerge from time to time. We cannot predict what factors may arise or how such factors may cause our results to differ materially from those contained in any forward-looking statement. Any forward-looking statements refer only as of the date on which such statements are made. We undertake no obligation to update any forward- looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. This presentation should also be read in conjunction with the "Forward-Looking Statements" section in each of DTE Energy's and Detroit Edison's 2009 Forms 10-K and 2010 Forms 10-Q (which sections are incorporated herein by reference), and in conjunction with other SEC reports filed by DTE Energy and Detroit Edison.Cautionary Note - The Securities and Exchange Commission permits oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We use certain terms in this presentation such as "probable reserves" that the SEC's guidelines strictly prohibit us from including in filings with the SEC. You are urged to consider closely the disclosure in DTE Energy's 2009 Form 10-K and 2010 Forms 10-Q, File No. 1-11607, available from our offices or from our website at www.dteenergy.com. You can also obtain these Forms from the SEC by calling 1-800-SEC-0330. 2

3 Overview2010 PrioritiesNon-utility GrowthUtility Growth

DTE Energy is an Integrated Energy Company

DTE Energy

Strong, Stable and Growing Utilities

~75% of DTE Energy's 2009 Earnings



Detroit Edison

- Electric generation and distribution
- 2.1 million customers
- Fully regulated by Michigan Public Service Commission (MPSC)



MichCon

- Natural gas distribution
- 1.2 million customers
- Fully regulated by MPSC

Complementary Non-Utility Businesses

~25% of DTE Energy's 2009 Earnings



Gas Storage and Pipelines



Power & Industrial Projects



Unconventional Gas Production



Energy Trading

4

DTE Energy

Investment Thesis

- DTE Energy has a robust plan for 5% -6% long-term operating EPS growth combined with an attractive dividend yield
- Strong utility growth plan driven by mandated rate base investments
- Constructive regulatory structure and continued cost savings will enable our utilities to earn their authorized returns
- Comprehensive plans in place to achieve operational excellence and customer satisfaction that are distinctive in our industry, with a focus on customer affordability
- Meaningful, low-risk growth opportunities in non-utility businesses will continue to provide diversity in earnings and geography





5%-6% Average Annual EPS Growth

+

Attractive Dividend





5

6 Overview2010 PrioritiesNon-utility GrowthUtility Growth

2010 Priorities 7

Priorities are Key to DTE Energy's Continued Success We have a constructive regulatory environmentCritical that we "do our part" to maintain our solid regulatory structureTwo key areas we must focus on are continuous improvement (CI) and customer satisfactionWe have demonstrated ability to drive down costsBringing same focus and intensity to customer satisfactionEmployee engagement helps drive continuous improvement & improved customer satisfaction 8

DTE Energy

Priority: Political / Regulatory
Build Upon Constructive Relationships in 2010

Continue to Build Constructive Relationships to Maintain our Solid Regulatory Environment and Ensure the Financial Health of our Utilities

2008 Legislation

- File & Use Rates
  - 6 month self-implementation
  - Forward-looking test year
- Renewable Portfolio Standard (RPS)/Energy Optimization (EO) with prefunding
- Certificate of Need for large capital projects

2009 Detroit Edison Rate Case

- 11% allowed ROE
- Revenue decoupling
  - Removes disincentive for Energy Optimization
  - Addresses uncertain demand
  - Approved in Detroit Edison rate case
- Uncollectible tracker at Detroit Edison
  - Comparable to MichCon
  - 80/20 split

2010 Regulatory Actions

- Received constructive order in MichCon rate case June 2010
  - 11% allowed ROE
  - Revenue decoupling
- MichCon filed for a $51 million rate increase July 2010
- Continue to evaluate timing of next Detroit Edison rate filing

9

Priority: Continuous Improvement
CI Improves DTE Competitiveness and Affordability

DTE Energy



Utility O&M*
($ millions)
Cost Pressures
Continuous Improvement
$1,635
$1,505
Utility O&M down over $100 million from 2005
2005
2009

- DTE has demonstrated ability to deliver cost reduction through continuous improvement
- Targeting an additional ~$60 million in cost savings in 2010 to help partially offset increased costs (inflation, benefits, new projects)
- In 2010, goal is to introduce CI where it is not currently active and substantially deepen it where it is

* Excludes bad debt expense and Energy Optimization

10

DTE Energy

Priority: Financial Performance
2010 Operating Earnings* Guidance

(millions, except EPS)	YTD June 2010 Actual	2010 Guidance	
Detroit Edison	$178	$410 – 435	✓
MichCon	78	95 – 105	✓
Gas Storage & Pipelines	24	50 – 55	✓
Unconventional Gas Production	(5)	(7)	✓
Power & Industrial Projects	40	65 – 75	↑
Energy Trading	12	45 – 60	↓
Corporate & Other	(32)	(80)	↑
DTE Energy	$295	$578 – $643	
Operating EPS	$1.76	$3.45 – $3.80	
Avg. Shares Outstanding	168	169	

Earnings Drivers for Remainder of 2010

- Utilities are on track to meet full year guidance
  - Revenue Decoupling at Detroit Edison includes weather
  - One-time savings in 2009 at Detroit Edison will not recur
  - Final MichCon rate order effective for remainder of 2010
  - No base gas sale at MichCon in 2010
- Non-utilities are on track however mix has changed
  - Expect Power & Industrial earnings to come in higher than full-year 2010 guidance
  - Energy Trading earnings will likely be below current guidance range; expect minimal Q3 earnings contribution at Energy Trading

11

* Reconciliation to GAAP reported earnings included in the appendix

DTE Energy

Priority: Financial Performance
Balance Sheet Strength


Leverage*
53%
51%
50%
2008A
2009A
2010E


Funds from Operations / Debt*
23%
24%
24%
2008A
2009A
2010E

- A strong balance sheet continues to be a key DTE Energy priority
- Leverage and cash flow metrics within targeted ranges (50%-52% leverage, 22%-24% FFO/debt)
- Nearly completed 2010 funding requirements:
  - Issued $100 million of equity to pension fund combined with $100 million of cash contributions
  - Issued ~$60 million of equity to fund DRIP and employee benefit plans through July
  - In March, Detroit Edison agreed to issue and sell $300 million of 4.89% Senior Notes, which will close and fund in Q3 2010
  - In August, Detroit Edison priced a $300 million, 10 year bond offering at a coupon of 3.45%
- In the second quarter, S&P moved DTE Energy's outlook from Stable to Positive. Continue to target an upgrade from S&P
- Successfully renewed ~$2 billion of bank credit lines in August 2010
- $1.8 billion of available liquidity at end of Q2 2010

12

*Debt excludes securitization, MichCon's short-term debt, and considers the trust preferreds as equity

(CHART) Our Dividend is Well Supported 13 Recently increased annualized dividend from $2.12 per share to $2.24 per share; 5.7% increaseDividend yield currently in-line with utility peersOur annualized payout ratio based on the midpoint of 2010 guidance is now 62%, in-line with 60%-70% targetOur dividend remains well supported Dividend Yield (as of September 2010) 4.7%

14 Overview2010 PrioritiesNon-utility GrowthUtility Growth

Gas Storage and Pipelines Growth 15 Michigan's access to the North American pipeline infrastructure enhances the market reach and value of storage providing future growth opportunities Changes in gas flows increase demand and provide for future expansions of Vector and Millennium PipelinesMillennium Pipeline is well positioned to capitalize on boom in Marcellus Shale production Pipeline Growth Storage Growth

Power & Industrial Projects Growth

DTE Energy

Industrial Energy Services


EES Coke Battery
Detroit, Michigan

- Utility services at industrial sites
- Fuel supply and transportation for industrial customers
- 35 projects

- Industrial sector demand - especially steel - strengthening
- Operating earnings guidance up sharply versus 2009 driven by stronger coke demand and steel industry fuels tax credit
- 2010 earnings are likely to come in higher than current guidance due to stronger than expected coke demand and pricing

Renewable Energy


Woodland Biomass
Woodland, California

- Own and operate wood-fired power plants and landfill gas projects
- 21 landfill gas sites
- 4 waste wood power plants

- Growth coming from coal-to-wood conversions to meet state Renewable Portfolio requirements
  - Wisconsin plant retrofit nearing completion (operational in 2010)
  - Construction to start on California plant in 2010 (operational in 2013)
  - Opportunities for similar facilities are being considered

* Reconciliation to GAAP reported earnings included in the appendix

16

Unconventional Gas Overview

DTE Energy

Plan to Continue Development and Monetization of Unconventional Gas Assets for Premium Returns

Barnett Shale Operating Metrics



Reserves (Bcfe)
432
167
265
YE2008
489
Proved
234
Probable
255
YE2009
Gross Producing Wells
156
YE2008
169
YE2009

Future

- Near-term capital spend of $25 million / year
- Drill 10-15 wells and produce 5 Bcfe net in 2010
- Develop existing properties to create maximum value
- Monetize properties at right time in development cycle and in favorable commodity markets
- Provides cash for asset investments elsewhere at DTE Energy

17

18 Overview2010 PrioritiesNon-utility GrowthUtility Growth

Priority: Customer Satisfaction
Customer Satisfaction is a Key Enabler of Growth

DTE Energy

Call Center



- Call ~400k customers to solicit feedback on field service quality
- Close ~600k inbound calls by asking customer if fully satisfied
- Use the ~1 million calls to identify defects, drive CI efforts

Field Operations



- Intense focus on improving quality, reliability of service
  - Meeting service windows/commitments
  - Reduced outage frequency/duration
  - Addressing high outage "pockets"
- CI focused on O&M/capital efficiency

Communications



- Much increased focus on communication
- Highly targeted messages by segment
- Special focus on low-income customers

19

Intense focus on controlling capital investments that pressure affordability Focusing on timing of large capital investmentsIntensifying application of CI to capital work Optimizing our generation portfolio while making mandated investments in our highest value-generating assetsFocusing intensely on customer satisfaction efforts to mitigate the customer affordability pressuresExpect less than 4% average annual rate increase at Detroit Edison 2011-2015 (excluding fuel) Strong Focus on Addressing Customer Affordability as we Execute our Utility Growth Plan 20 Managing revenue requirement pressures The posture / philosophy we are adopting as we respond to these challenges is focused on several key areas

21 Detroit Edison Investment Profile Environmental Energy Efficiency Base Infrastructure Significant investment to meet environmental requirements$500 - $600 million investment 2010-2012 Investments to meet mandated targets and improve customer affordability $100 million investment 2010-2012 Infrastructure investments to ensure the reliability of our generation fleet and distribution systems$2.1 - $2.3 billion investment 2010-2012 Renewable Energy New generation to meet Renewable Portfolio Standard (RPS)$300 - $400 million investment 2010-2012

Environmental Capital Driven by Investments at Monroe Power Plant (~3,000 MW)

DTE Energy

Detroit Edison Coal Fleet

Environmental Technologies and Timelines

Plants	Prior (Completed)	2010	2011	2012	2013	2014
Monroe (Unit 1)	SCR	FGD				
Monroe (Unit 2)		FGD	SCR			
Monroe (Unit 3)	SCR, FGD					
Monroe (Unit 4)	SCR, FGD					
St Clair					ACI	
Belle River					ACI	
Trenton					ACI	
River Rouge					ACI	

Completed Projects

- Selective Catalytic Reduction equipment (SCR) on Monroe units 1,3 and 4; Flue Gas Desulfurization equipment (FGD) on units 3 and 4

Projects Under Construction

- FGD equipment at Monroe units 1 & 2. Expected in-service dates before 2015
  - ~$600 million expected capital investment

Future/Potential Projects

- SCR at Monroe unit 2
  - ~$300 million expected investment
- Michigan Mercury Rule drives potential investments in Activated Carbon Injection (ACI) at other units
- Additional future projects expected as environmental regulations evolve

22

Renewable Energy Program

DTE Energy

Michigan RPS Requirements

- 10% of retail sales must come from Michigan-based renewable sources by 2015.
- Up to 50% owned by utility and at least 50% owned by third parties
- New capacity requirements

  -300 MWs by 2013; 600 MWs by 2015



Detroit Edison's Renewable Energy Plan

- 1,200 MWs by 2029 – capital investment of over $2 Billion
  - 565 MWs of Detroit Edison-owned wind
  - 15 MWs of Detroit Edison-owned solar
  - 586 MW third-party
- Annual surcharge revenue in the amount of ~$100M funds renewable program
- Will pursue co-firing in existing plants up to practical & legislated limits



23

Renewable Energy Plan is Moving Forward

DTE Energy

200MW Wind Energy PPA with Option to Own

Project Summary

- Located in Gratiot County, MI – strong community support
- Estimated COD of December 2011
- Utilizing 1.6MW turbines
- Power purchase agreement with an option for Detroit Edison to purchase either 59 or 90 MW ("Build-Transfer Option")
- Option exercise deadline is December 2010.
- Counterparty is Invenergy, a privately held national developer of wind facilities with an owned and operated portfolio of ~3,000MWs
- Submitted to MPSC in August 2010, seeking approval within 30 days



24

Detroit Edison Wind Development in Huron County

DTE Energy

Detroit Edison has requested interconnection at three 40 kV sites


Proposed Deco 40Kv Wind Farm Interconnection Locations
Pigeon
Cross (Bad Axe)
Elkton

ITC's Proposed 345kV Solution



- Approximately 78,000 acres of easements under contract by Detroit Edison in Huron County
- Interconnection studies are underway
- In August, ITC received MISO approval for proposed 345 kV transmission lines and three new 345 kV substations
  - ITC has applied to the Michigan Public Service Commission (MPSC) for expedited siting approval of the project

25

Energy Optimization Program

DTE Energy

Detroit Edison

Portfolio Energy Savings - MWh



700,000
600,000
500,000
400,000
300,000
200,000
100,000
-
2010
2011
2012
2013
2014
2015
EO Plus Savings
Legislated Minimum Savings

MichCon

Portfolio Energy Savings - Mcf



1,600,000
1,400,000
1,200,000
1,000,000
800,000
600,000
400,000
200,000
-
2010
2011
2012
2013
2014
2015
EO Plus Savings
Legislated Minimum Savings

Energy Optimization Requirements:

- 1% annual savings by 2012 at Detroit Edison
- 0.75% savings by 2012 at MichCon

Energy Optimization Plan

- Expanding Energy Optimization (EO) program beyond legislated minimum savings primarily by increasing spend significantly in residential class
- Expanded EO program helps drive improved customer satisfaction and offset customer rate pressures through additional program offerings and enhanced low income spend
- Detroit Edison and MichCon each can earn incentives of up to 15% of total annual spend by exceeding reduction targets
- Program is funded via a customer surcharge

26

Renewable Energy and Energy Optimization Investments Drive Earnings Growth

DTE Energy

Projected Earnings

($ millions, after-tax)


~$50
Energy Optimization
Renewable Energy
2011E
2012E
2013E
2014E
2015E

- Longer-term, Renewable Energy and EO investments are expected to increase DTE Energy's net income by ~$50 million
- The one-time Detroit Edison rate increase to support renewable investments was implemented in Sept. 2009
- These investments provide solid support for DTE's projected 5%-6% average annual long-term growth rate

27

Summary 28 On track to achieve solid 2010 financial resultsConstructive regulatory structure and continued focus on operational excellence and customer satisfaction enables meaningful growth at utilitiesContinue to see attractive/premium return non-utility investment opportunitiesExecuting robust plan to achieve 5% - 6% long-term operating EPS growth

Contact Us DTE Energy Investor Relationswww.dteenergy.com/investors313-235-8030 29

Appendix

Michigan Governor's Race

DTE Energy

Latest Polling*

Overview

Republican Nominee



Rick Snyder

53%

- Venture Capitalist, former President and COO of Gateway
- Emerged victorious from a 5-way primary campaign with 36% of the vote
- Courted independent and disaffected Democratic voters during the primary campaign
- Brian Calley, a State Representative from West Michigan selected as running mate

Democratic Nominee



Virg Bernero

26%

- Mayor of Lansing, former State Representative and Senator
- Successful campaign largely financed by union funds
- Sounded populist themes during primary campaign
- Brenda Lawrence, Mayor of Southfield, selected as running mate

*Mitchell Research, 600 likely voters, 8/25/2010-8/29/2010

31

Michigan Public Service Commission (MPSC)

DTE Energy

- The Michigan Public Service Commission is composed of three members appointed by the Governor with the advice and consent of the Senate.
- Commissioners are appointed to serve staggered six-year terms.
- No more than two Commissioners may represent the same political party.
- One commissioner is designated as chairman by the Governor.



Orjiakor Isiogu
Chairman
Appointed: 9/9/07
Term Ends: 7/2/13
(Democrat)



Monica Martinez
Commissioner
Appointed: 7/3/05
Term Ends: 7/2/11
(Democrat)



Greg White
Commissioner
Appointed: 12/4/09
Term Ends: 7/2/15
(Independent)

32

Source: MPSC website - www.michigan.gov/mpsc - Jan. 2010

DTE Energy

Growth & Value Creation


Capital Investment
($ billions)
$3.9
$0.7
$0.6
$2.6
$4.0 - $4.8
$0.6 - $0.9
$0.4 - $0.5
$3.0 - $3.4
2007 - 2009A
2010 - 2012E
Detroit Edison
MichCon
Non-Utility

Scale/nature of investments supports 5-6% annual operating EPS growth rate

Capital Investment Summary

- Utility growth over the next three years driven by mandated environmental and renewable investment
- Non-Utility investments focus on projects that generate premium returns and create long-term shareholder value

2010 Goals

- Successfully execute our first major investments in Detroit Edison renewable assets
- Tightly execute investments on environmental controls at our Monroe Power Plant
- Invest to exceed our Energy Efficiency targets
- Execute non-utility investments focused on premium returns and shareholder value creation

33

Detroit Edison Generation Portfolio 34

DTE Energy

Detroit Edison's Renewable Energy Plan includes two pilot solar programs



Customer-Owned

- Approximately 5MW, or approximately 1,500 customers through REC contracts
- Customer funds and owns solar photovoltaic system
- Detroit Edison provides up to $25 million in incentives to make solar more affordable



Detroit Edison-Owned

- Approximately 15MW of Detroit Edison owned solar assets
- Lease large rooftops, ground-mounted or on DTE Energy facilities

35

DTE Energy's Gas Asset Portfolio Is Well Positioned to Take Advantage of Attractive Market Dynamics 36 Fully contracted (7.5 year avg. duration)90 Bcf of storage capacity in Michigan26,200 H.P. of reciprocal compression DTE owns 26.25%Over 80% contracted (15 year avg. duration)182 miles of pipe; 15,000 H.P. of compression DTE owns 40%Fully contracted (7 year avg. duration)348 miles of pipe; 120,000 H.P. of compression at five stations Vector Pipeline Millennium Pipeline DTE Gas Storage

Millennium Well Positioned To Serve Marcellus Production Millennium 37 NE Marcellus core region Thickness of shale in feetBlue 0 - 75 Green 75 - 150 Yellow 150 - 175 Orange 175 - 225 Pink 225 + ** Source: CERA Millennium located near northern core in highly prolific part of formationCurrent drilling primarily in northeast Pennsylvania (Tioga, Bradford & Susquehanna counties)Future production in northeast Pennsylvania expected to increaseFrom 0.2 Bcf/d in 2009 to 2.9 - 3.7 Bcf/d by 2020**

(CHART) Energy Trading Variance Analysis * Reconciliation to GAAP reported earnings included in the appendix ($ millions) Drivers YTD Energy Trading Operating Earnings* Variance YTD June 2009 Operating Earnings Economic Performance Timing One-time 2009 Tax Benefit YTD June 2010 Operating Earnings 38 Decrease in earnings driven mainly by timing, which represents transactions where the accounting income is recognized in future periodsResults impacted by increasing gas prices and negative performance from transmission portfolio in Q2 2010, in addition to a one time tax benefit taken in 2009

DTE Energy Trading Reconciliation of Operating Earnings* to Economic Net Income

DTE Energy

($ millions)



$12
$19
$31
YTD June 2010 Operating Earnings*
Accounting Adjustments**
YTD June 2010 Economic Net Income



$67
($13)
$54
YTD June 2009 Operating Earnings*
Accounting Adjustments**
YTD June 2009 Economic Net Income

- Economic net income equals economic gross margin*** minus O&M expenses and taxes.
- DTE Energy management uses economic net income as one of the performance measures for external communications with analysts and investors.
- Internally, DTE Energy uses economic net income as one of the measures to review performance against financial targets and budget.

Energy Trading Operating Earnings*
($ millions, after-tax)

	YTD June 2010	YTD June 2009
Realized	$21	$27
Unrealized	19	60
O&M / Other	(28)	(20)
	$12	$67

* Reconciliation to GAAP reported earnings included in the appendix

** Consists of the income statement effect of not recognizing changes in the fair market value of certain non-derivative contracts including physical inventory and capacity contracts for transportation, transmission and storage. These contracts are not marked-to-market, instead are recognized for accounting purposes on an accrual basis.

*** Economic gross margin is the change in net fair value of realized and unrealized purchase and sale contracts including certain non-derivative contract costs

39

40 2010 Capital Expenditures & Cash Flow Guidance Capital Expenditures ($ millions) Cash Flow Summary ($ billions) Equity issued for employee benefit programs is considered non-cash and not included in financing activities: (2009 Actual $0.1; 2010 Guidance $0.2)

41 Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. Reconciliation of YTD June 30, 2010 Reported to Operating Earnings * Deferral of previously expensed cost to achieve as allowed for in June 3, 2010 MPSC order (case - U-15985)

Reconciliation of 2009 Reported to Operating Earnings Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. 42

Reconciliation of 2008 Reported to Operating Earnings Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. 43

Reconciliation of Other Reported to Operating Earnings Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. In this presentation, DTE Energy provides 2010 guidance for operating earnings. It is likely that certain items that impact the company's 2010 reported results will be excluded from operating results. A reconciliation to the comparable 2010 reported earnings/net income guidance is not provided because it is not possible to provide a reliable forecast of specific line items. These items may fluctuate significantly from period to period and may have a significant impact on reported earnings.Energy TradingOperating earnings were equivalent to reported earnings for Energy Trading YTD June 2009 44